UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2022

Virgin Group Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40263	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Bleecker Street, 6th Floor New York, New York	10012
(Address of principal executive offices)	(Zip Code)

+1 (212) 497-9050

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Class A ordinary share and one-fifth of one redeemable warrant	VGII.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VGII	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGII.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Subscription Agreement

On March 31, 2022, Virgin Group Acquisition Corp. II, a Cayman Islands exempted company (“VGAC II”), entered into a Subscription Agreement (the “Subscription Agreement”) with Corvina Holdings, Limited, an affiliate of the Sponsor (as defined below) (the “Investor”) and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”). Capitalized terms used, but not otherwise defined, herein shall have the meaning ascribed to such terms in the Subscription Agreement, a copy of which is filed herewith as Exhibit 10.1.

Pursuant to the Subscription Agreement, among other things, (i) the Investor agreed to subscribe for and purchase, and Grove agreed to issue and sell to the Investor, on the date of the Subscription Agreement, a number of shares of Grove’s common stock equal to the quotient of $27,500,000 and $11.70, for an aggregate purchase price of $27,500,000 (the “Tranche 1 Shares”) and (ii) the Investor has agreed to subscribe for and purchase, on the closing date of the Business Combination (as defined below), certain VGAC Class A Common Shares at a purchase price of $10.00 per share (the “Tranche 2 Shares”), for aggregate gross proceeds in an amount equal to (x) $22,500,000 minus (y) the amount of cash available, as of immediately prior to the closing of the Business Combination, to be released from the Trust Account (after giving effect to all payments to be made as a result of the exercise of all Redemption Rights) (the “Available Cash”).

The purchase price per share for the Tranche 1 Shares was based on an estimate of the Exchange Ratio (as defined below), and each of the Investor and Grove have agreed to adjust the number of Tranche 1 Shares held by the Investor immediately prior to the closing of the Business Combination to reflect the final Exchange Ratio calculated pursuant to the terms of the Amended and Restated Merger Agreement such that at the closing of the Business Combination the Tranche 1 Shares will convert into VGAC Class B Common Shares (which will immediately be exchanged for VGAC Class A Common Shares) at a ratio that reflects a purchase price of $10.00 for each VGAC Class B Common Share. In addition, immediately prior to the closing of the Business Combination, to the extent the Available Cash exceeds $22,500,000, the Investor shall have the right to redeem all or a portion of the Tranche 1 Shares in cash for a purchase price per share equal to (x) the final Exchange Ratio calculated pursuant to the terms of the Amended and Restated Merger Agreement multiplied by (y) $10.00.

In addition, if the volume weighted average price of VGAC Class A Common Shares is less than $10.00 during the 10 trading days commencing on the first trading day after VGAC II’s first quarterly earnings call for a fiscal quarter that ends following the closing of the Business Combination (the “Measurement Period VWAP”), then the Investor shall be entitled to receive a number of additional VGAC Class A Common Shares equal to the lesser of (i) the product of (x) the sum of (1) the shares of common stock of VGAC II issued to the Investor at the closing of the Business Combination pursuant to the Amended and Restated Merger Agreement (as defined below) as consideration for the Tranche 1 Shares and (2) the Tranche 2 Shares (collectively, the “Post-Combination VGAC Shares”) multiplied by (y) a fraction, (A) the numerator of which is $10.00 (as adjusted for any stock split, reverse stock split or similar adjustment following the closing of the Business Combination) minus the Measurement Period VWAP and (B) the denominator of which is the Measurement Period VWAP and (ii) the number of Post-Combination VGAC Shares outstanding as of immediately following the closing of the Business Combination.

Immediately following the closing of the Business Combination, VGAC II shall issue to the Investor a number of warrants to purchase VGAC Class A Common Shares (each warrant exercisable to purchase one VGAC Class A Common Share for $0.01) equal to (i) the sum of (x) 0.75% and (y) the product of (1) 1.25% multiplied by (2) the quotient of (A) the number of Post-Combination VGAC Shares divided by (B) 5,000,000 multiplied by (ii) the number of shares of VGAC common stock, determined on a fully diluted basis, as of immediately following the closing of the Business Combination. Such warrants will be exercisable by the Investor at any time for a period of five years from the date of issuance and otherwise be on terms customary for warrants of such nature.

In the event that the Amended and Restated Merger Agreement is terminated pursuant to Section 9.01 of the Amended and Restated Merger Agreement without the Business Combination having been completed, then (a) upon such termination, Grove shall issue to the Investor certain warrants that are exercisable for shares of Grove’s common stock, (b) the Tranche 1 Shares will automatically convert, in certain circumstances, into Grove’s preferred stock and (c) Grove will be subject to certain repurchase obligations with respect to the Tranche 1 Shares, in each case, as set forth in the Subscription Agreement.

In connection with the foregoing, Grove has agreed to waive the available cash condition set forth in Section 8.03(e) of the Amended and Restated Merger Agreement, effective upon (a) the payment of the purchase price for the Tranche 1 Shares by the Investor and (b) if the conditions to the Investor’s obligation to purchase the Tranche 2 Shares under the Subscription Agreement are satisfied, the payment of the purchase price of the Tranche 2 Shares.

The foregoing description of the Subscription Agreement is subject to and qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Merger Agreement Amendment

Concurrently with the execution of the Subscription Agreement, VGAC II entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), by and among VGAC II, Treehouse Merger Sub, Inc., a Delaware corporation (“Merger Sub I”), Treehouse Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), and Grove. The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated as of December 7, 2021 (the “Original Merger Agreement”), entered into by VGAC II, Merger Sub I and Grove that VGAC II originally announced in its Current Report on Form 8-K filed on December 7, 2021. Except as described below, the terms and provisions of the Amended and Restated Merger Agreement are consistent with the terms and provisions of the Original Merger Agreement.

The Amended and Restated Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of VGAC II and Grove.

The Amended and Restated Merger Agreement provides that, among other things, at least one day following the domestication of VGAC II as a Delaware public benefit corporation (the “Redomestication”), (i) Merger Sub I will merge with and into Grove (the “Initial Merger”), with Grove as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of VGAC II (the “Initial Surviving Corporation”) and (ii) immediately following the Initial Merger, and as part of the same overall transaction as the Initial Merger, the Initial Surviving Corporation will merge with and into Merger Sub II (the “Final Merger” and, together with the Initial Merger, the “Mergers”, and the Mergers, together with the other transactions contemplated by the Amended and Restated Merger Agreement (other than the Redomestication), the “Business Combination”), with Merger Sub II as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of VGAC II.

The Amended and Restated Merger Agreement further provides that, on the terms and subject to the conditions of the Amended and Restated Merger Agreement, each Tranche 1 Share (other than dissenting shares) will be canceled and converted into the right to receive a number of VGAC Class B Common Shares, as determined pursuant to an exchange ratio set forth in the Amended and Restated Merger Agreement (the “Exchange Ratio”). The VGAC Class B Common Shares to be issued in exchange for the Tranche 1 Shares are in addition to the merger consideration payable to the existing equityholders of Grove.

The foregoing description of the Amended and Restated Merger Agreement is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Sponsor Agreement Amendment

Concurrently with the execution of the Amended and Restated Merger Agreement, VGAC II, VG Acquisition Sponsor II LLC (the “Sponsor”), Grove and certain other persons party thereto entered into an Amendment to Sponsor Letter Agreement (the “Sponsor Agreement Amendment”) that amends the Support Agreement, dated as of December 7, 2021 (the “Sponsor Agreement”) to reflect that the shares of common stock of VGAC II held by the Sponsor would not be subject to any earn-out provisions. Except as expressly modified pursuant to the Sponsor Agreement Amendment, the Sponsor Agreement remains in full force and effect as originally executed on December 7, 2021.

The foregoing description of the Sponsor Agreement Amendment is subject to and qualified in its entirety by reference to the full text of the Sponsor Agreement Amendment, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

Voting and Support Agreements

Concurrently with the execution of the Amended and Restated Merger Agreement, certain stockholders of Grove (the “Voting Stockholders”) entered into a First Amendment to Support Agreement (the “Support Agreement Amendment”) with VGAC II and Grove. The Support Agreement Amendment amends the Support Agreement, dated as of December 7, 2021 (the “Support Agreement”) to provide, among other things, that the Voting Stockholders agree to vote in favor of the Amended and Restated Merger Agreement and the transactions contemplated thereby. Except as expressly modified pursuant to the Support Agreement Amendment, the Support Agreement remains in full force and effect as originally executed on December 7, 2021.

The foregoing description of the Support Agreement Amendment is subject to and qualified in its entirety by reference to the full text of the Support Agreement Amendment, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. Neither the VGAC Class A Common Shares to be offered and sold in connection with the Business Combination in respect of the Tranche 1 Shares, nor the Tranche 2 Shares, have been registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release dated April 4, 2022 announcing the entry into the Amended and Restated Merger Agreement and the Subscription Agreement is furnished as Exhibit 99.1 hereto.

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 that is provided solely in connection with Regulation FD.

Additional Information and Where to Find It

In connection with the proposed business combination, VGAC II filed with the Securities and Exchange Commission (“SEC”) on January 18, 2022 (as amended on March 10, 2022), a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of VGAC II, and after the registration statement is declared effective, VGAC II will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. VGAC II’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Grove, VGAC II and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of VGAC II as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Virgin Group Acquisition Corp. II, 65 Bleecker Street, 6th Floor, New York, New York 10012.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

VGAC II, Grove and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VGAC II’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of VGAC II’s shareholders in connection with the proposed business combination will be set forth in VGAC II’s registration statement on Form S-4, including a proxy statement/prospectus, which the Company filed with the SEC on January 18, 2022 (as amended on March 10, 2022). Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of VGAC II’s directors and officers in VGAC II’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by VGAC II, which will include the proxy statement / prospectus of VGAC II for the proposed business combination.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on our current expectations and beliefs made by the management of VGAC II and Grove in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on VGAC II and Grove as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting VGAC II or Grove will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the VGAC II stockholders will approve the transaction, regulatory approvals, product and service acceptance, and that, Grove will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of VGAC II’s filings with the SEC, and in VGAC II’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to VGAC II and Grove as of the date hereof, and VGAC II and Grove assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Amended and Restated Merger Agreement, dated as of March 31, 2022, by and among VGAC II, Merger Sub I, Merger Sub II and Grove
10.1	Subscription Agreement, dated as of March 31, 2022, by and among VGAC II, Grove and the Investor
10.2	Sponsor Agreement Amendment, dated as of March 31, 2022, by and among VGAC II, the Sponsor, Grove and certain other persons party thereto
10.3	Support Agreement Amendment, dated as of March 31, 2022, by and among VGAC II, Grove and the Voting Stockholders
99.1	Press Release, dated April 4, 2022

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2022	VIRGIN ACQUISITION CORP. II

	By:	/s/ Harold Brunink
	Name:	Harold Brunink
	Title:	Assistant Secretary